EXHIBIT 10.1

The Mining License of Mine A in Mongolian and English translation authenticated by Mongolian Government Department

The Mining License of Mine B in Mongolian and English translation authenticated by Mongolian Government Department

The Mining License of Mine C in Mongolian and English translation authenticated by Mongolian Government Department

АШИГТ МАЛТМАЛ, ГАЗРЫН ТОСНЫ ХЭРЭГ
ЭРХЛЭХ ГАЗАР

АШИГТ МАЛТМАЛ АШИГЛАЛТЫН ТУСГАЙ

ЗӨВШӨӨРӨЛ

Дугаар 9918А

Ашигт малтмалын тухай Монгол улсын хуулийн 26 дугаар зүйлийг үндэслэн

Сүхбаатар аймаг /хот/-ийн

Уулбаян сум /дүүрэг/-ын

Алтан овоо нэртэй газарт орших

39 гектар талбай бүхий уурхайн талбайд хуульд заасан нөхцөл, шаардлагын дагуу ашигт малтмал ашиглахыг зөвшөөрч улсын бүртгэлийн *35/0766* тоот гэрчилгээтэй

„Мандада„ ХХК -д

энэхүү тусгай зөвшөөрлийг *30* жилийн хугацаагаар олгов.

Тусгай зөвшөөрөл хавсралттай бол хүчинтэй.

АШИГТ МАЛТМАЛ, ГАЗРЫН ТОСНЫ ХЭРЭГ
ЭРХЛЭХ ГАЗРЫН ДАРГА Л. БОЛД

2007 оны 03 сарын 30 өдөр

Улаанбаатар хот

/COAT OF ARMS/

MINERAL RESOURCES AND PETROLEUM AUTHORITY

SPECIAL LICENSE OF ENGAGEMENT IN MINERAL RESOURCES EXPLOITATION

No. 9918A

Based on the clause#26 of Mongolian Law of Mineral resources, this is to certify that "MANDADA" Limited Liability Company, bearing the state registration certificate numbered No. 35/0766 is licensed to deal with the exploitation of mineral resources in the mine area, covering 39 hectares which located in the territory, named Altan ovoo, Uulbayan soum, Sukhbaatar province for the period of 30 years pursuant to terms and requirements stated in the law.

The present special license is valid only with the appendix.

/STAMP/ CHAIRMAN OF THE MINERAL RESOURCES AND PETROLEUM AUTHORITY OF MONGOLIA

/signed/ BOLD L.

348

... бүртгэлийн № 312

Нийслэлийн Хан-Уул дүүргийн

тойргийн нотариатч П.Цэцэгмаа би

... хэлнээс ... хэлэнд орчуулагдсан

баримт бичгийг эх баримтыг үндэслэн гэрчлэв.

Үйлчилгээний хөлсөнд 400 төгрөг хураав

Нотариатч ...

Date of issuance: March 30,2007

Ulaanbaatar city

/LOGO/

THE FIRST APPENDIX TO THE SPECIAL LICENSE OF ENGAGEMENT IN MINERAL RESOURCES EXPLORATION

MV-009918

Invalid without the special license.

Amendment code	Comments on the amendment	Signature, date and stamp
014-FE	• Registered: The 12th year payment of the special license is paid. Period of validity: from December 29, 2015 to December 29, 2016	November 02, 2015 /Sealed with stamp/
015-FE	• Registered: The 13th year payment of the special license is paid. Period of validity: from December 29, 2016 to December 29, 2017	November 17, 2016 /Sealed with stamp/
016-FE	• Registered: The 14th year payment of the special license is paid. Period of validity: from December 29, 2017 to December 29, 2018	November 11, 2017 /Sealed with stamp/

A true and correct translation of the original Mongolian document
Translated and verified by the translation center of Crystal Melody LLC
Mobile: 99002885, 99942670
Telephone number: 70076677
Address: Room#2, "Silver" center, khoroo-4, Chingeltei district, Ulaanbaatar city
E-mail: crystalmelodyllc@gmail.com

"CRYSTAL MELODY" LLC
TRANSLATION CENTER
ГСТ1912
ULAANBAATAR

АШИГТ МАЛТМАЛЫН ГАЗАР

АШИГТ МАЛТМАЛ АШИГЛАЛТЫН ТУСГАЙ

ЗӨВШӨӨРӨЛ

Дугаар ***MV-016819***

Ашигт малтмалын тухай Монгол Улсын хуулийн 26 дугаар зүйлийг үндэслэн

Хэнтий аймаг /хот/-ийн

Баян-Овоо сум /дүүрэг/-ын

Дожир нэртэй газарт орших

98.37 гектар талбай бүхий уурхайн талбайд хуульд заасан нөхцөл, шаардлагын дагуу ашигт малтмал ашиглахыг зөвшөөрч улсын бүртгэлийн ***9019058081*** тоот гэрчилгээтэй

"Ханшашир" ХХК -д

энэхүү тусгай зөвшөөрлийг ***2041.04.28*** дуустал хугацаагаар олгов.

Тусгай зөвшөөрөл хавсралтгүй бол хүчингүй.

КАДАСТРЫН
ХЭЛТСИЙН ДАРГА Н.ЧИНБААТАР

2014 оны 11 сарын 25 өдөр

Улаанбаатар хот

/COAT OF ARMS/

MINERAL RESOURCES AUTHORITY

SPECIAL LICENSE OF ENGAGEMENT IN MINERAL RESOURCES EXPLOITATION

No. MV-016819

Based on the clause#26 of Mongolian Law of Mineral resources, this is to certify that **"KHAN SHASHIR" Limited Liability Company,** bearing the state registration certificate numbered No.**9019058081** is licensed to deal with the exploitation of mineral resources in the mine area, covering **98.37 hectares** which located in the territory, named **Dojir** in **Bayan-Ovoo soum, Khentii province** until **April 28, 2041** pursuant to terms and requirements stated in the law.

The present special license is valid only with the appendix.

/STAMP/ CHAIRMAN OF THE CADASTRAL DEPARTMENT

/signed/ CHINBAATAR N.

325

Date of issuance: November 25, 2014

Ulaanbaatar city

Translated and verified by the translation center of CRYSTAL MELODY LLC

I, hereby issue a true and accurate translation from original Mongolian document according to my best knowledge and belief.

Tel: 99602885, 99942670

TRANSLATION CENTER

Translated by:

Date: Aug 17, 2015

CRYSTAL MELODY LLC ULAANBAATAR

Translation from Mongolian

/LOGO/ **THE FIRST APPENDIX TO THE SPECIAL LICENSE OF ENGAGEMENT IN MINERAL RESOURCES EXPLORATION**

MV-016819

Invalid without the special license.

Amendment code	Comments on the amendment	Signature, date and stamp
008-FE	• Registered: The 8th year payment of the special license is paid. Period of validity: from April 28, 2018 to April 28, 2019	April 02, 2018 (STAMP) MRPA Department of Cadastre

A true and correct translation of the original Mongolian document
Translated and verified by the translation center of Crystal Melody LLC
Mobile: 99992663, 99942670
Telephone number:70076677
Address: Room#2, "Silver" center, khoroo-4, Chingeltei district, Ulaanbaatar city
E-mail:crystalmelodyllc@gmail.com

(STAMP) CRYSTAL MELODY LLC TRANSLATION CENTER Translated by: ULAANBAATAR CITY

2018-04-20

АШИГТ МАЛТМАЛЫН ГАЗАР

АШИГТ МАЛТМАЛ АШИГЛАЛТЫН ТУСГАЙ

ЗӨВШӨӨРӨЛ

Дугаар ***MV-017305***

Ашигт малтмалын тухай Монгол Улсын хуулийн 26 дугаар зүйлийг үндэслэн

Хэнтий аймаг /хот/-ийн

Баян-Овоо сум /дүүрэг/-ын

Дожир нэртэй газарт орших

300.96 гектар талбай бүхий уурхайн талбайд хуульд заасан нөхцөл, шаардлагын дагуу ашигт малтмал ашиглахыг зөвшөөрч улсын бүртгэлийн ***9019058081*** тоот гэрчилгээтэй

"Ханшашир" ХХК -д

энэхүү тусгай зөвшөөрлийг ***2043.04.23*** дуустал хугацаагаар олгов.

Тусгай зөвшөөрөл хавсралтгүй бол хүчингүй.

КАДАСТРЫН ХЭЛТСИЙН ДАРГА Н.ЧИНБААТАР

2014 оны 11 сарын 24 өдөр

Улаанбаатар хот

/COAT OF ARMS/

MINERAL RESOURCES AUTHORITY

SPECIAL LICENSE OF ENGAGEMENT IN MINERAL RESOURCES EXPLOITATION

No. MV-017305

Based on the clause#26 of Mongolian Law of Mineral resources, this is to certify that **"KHAN SHASHIR" Limited Liability Company,** bearing the state registration certificate numbered No.**9019058081** is licensed to deal with the exploitation of mineral resources in the mine area, covering **300.96 hectares** which located in the territory, named **Dojir** in **Bayan-Ovoo soum, Khentii province** until **April 23, 2043** pursuant to terms and requirements stated in the law.

The present special license is valid only with the appendix.

/STAMP/ CHAIRMAN OF THE CADASTRAL DEPARTMENT

/signed/ CHINBAATAR N.

325

Date of issuance: November 24, 2014

Ulaanbaatar city

Translated and verified by the translation center of CRYSTAL MELODY LLC
I, hereby issue a true and accurate translation from original Mongolian document according to my best knowledge and belief.
Address: Room # 2, "Silver" Business Center, khoroo-1, Chingeltei district, Ulaanbaatar city
Tel: 99002885, 99942670
E-mail: dboloroo_82@yahoo...

2015-08-17

Нотариат ....

CRYSTAL MELODY LLC
TRANSLATION CENTER
Translated by: ...
Date: Aug 17, 2015
ULAANBAATAR

Translation from Mongolian

/LOGO/ **THE FIRST APPENDIX TO THE SPECIAL LICENSE OF ENGAGEMENT IN MINERAL RESOURCES EXPLORATION**

MV-017305

Invalid without the special license.

Amendment code	Comments on the amendment	Signature, date and stamp
001-NM	• Registered: Issued special license in engagement of mineral resources exploitation on April 23, 2013. Expiry date: April 23, 2043. • The 1st year payment of the special license is paid. • Decision by the Chairman of the Department of Geology, Mining and Cadastre, dated April 18, 2013, numbered 182.	April 23, 2013 (STAMP) MRA Department of Cadastre
002-FE	• Registered: The 2nd year payment of the special license is paid. Period of validity: from April 23, 2014 to April 23, 2015.	March 21, 2014 (STAMP) MRA Department of Cadastre
003-FE	• Registered: The 3rd year payment of the special license is paid. Period of validity: from April 23, 2015 to April 23, 2016.	April 02, 2015 (STAMP) MRA Department of Cadastre
004-FE	• Registered: The 4th year payment of the special license is paid. Period of validity: from April 23, 2016 to April 23, 2017.	March 16, 2016 (STAMP) MRA Department of Cadastre
005-FE	• Registered: The 5th year payment of the special license is paid. Period of validity: from April 23, 2017 to April 23, 2018.	April 06, 2017 (STAMP) MRPA Department of Cadastre
006-FE	• Registered: The 6th year payment of the special license is paid. Period of validity: from April 23, 2018 to April 23, 2019.	April 02, 2018 (STAMP) MRPA Department of Cadastre

A true and correct translation of the original Mongolian document
Translated and verified by the translation center of Crystal Melody LLC
Mobile: 99002885, 99942670
Telephone number: 70076677
Address: Room#2, "Silver" center, khoroo-4, Chingeltei district, Ulaanbaatar city
E-mail: crystalmelodyllc@gmail.com

CRYSTAL MELODY LLC TRANSLATION CENTER

2018.04.20